Exhibit 10.2.1

GLG PARTNERS, INC.
399 Park Avenue, 38th Floor
New York, New York 10022

March 24, 2009

Emmanuel Roman
c/o GLG Partners, Inc.
399 Park Avenue, 38th Floor
New York, New York 10022

Dear Manny:

Reference is made to your Employment Agreement dated November 2, 2007 with GLG Partners, Inc. (“GLG”) (the “Employment Agreement”).

This letter is to confirm our agreement that, beginning April 1, 2009 and continuing through December 31, 2009, and notwithstanding clause 3.1 of the Employment Agreement, your salary for that period of time will be $1.00. Beginning January 1, 2010, your salary will resume being paid at the rate set forth in clause 3.1 of the Employment Agreement.

Except as expressly provided herein, the Employment Agreement shall remain in full force and effect in accordance with its terms.

Please confirm your agreement to the foregoing amendment by signing and returning an original executed copy of this letter.

GLG PARTNERS, INC.
by:	/s/ Noam Gottesman

Name: Noam Gottesman Title: Chairman & Co-Chief Executive Officer

Agreed to and signed by:
/s/ Emmanuel Roman

Emmanuel Roman